SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Pursuant to Rule 14a-12.

Pinnacle Data Systems, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PINNACLE DATA SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 4, 2006

To the Shareholders of

PINNACLE DATA SYSTEMS, INC.:

The Annual Meeting of Shareholders of Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), will be held at the Blue Moon Event Center at 1604 Gateway Circle, Grove City, Ohio 43123 on Thursday, May 4, 2006, at 10:00 a.m. local time, for the following purposes:

1.	To elect three Class II directors.

2.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The close of business on March 6, 2006 has been established as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

Please sign and return the enclosed proxy promptly so that your shares will be represented at the meeting. A return addressed envelope, which requires no postage, is enclosed. If you are able to attend the meeting, are the registered owner (in other words you do not hold your shares in street name), and wish to vote in person, at your request we will cancel your proxy.

By Order of the Board of Directors

/s/ Laura A. Palko
Laura A. Palko
Secretary

Dated: March 27, 2006

PINNACLE DATA SYSTEMS, INC.

PROXY STATEMENT

GENERAL

This Proxy Statement is being furnished to the holders of common shares, without par value, of the Company in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Company’s Annual Meeting of Shareholders. The Annual Meeting will be held at the Blue Moon Event Center at 1604 Gateway Circle, Grove City, Ohio 43123 on Thursday, May 4, 2006, at 10:00 a.m. local time, for the purposes set forth on the accompanying Notice of Annual Meeting.

The approximate date on which this Proxy Statement and the form of proxy will be first sent to shareholders is March 27, 2006.

PROXIES AND VOTING

The close of business on March 6, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. On the record date, 6,150,656 common shares were outstanding and entitled to vote. Each share is entitled to one vote.

Only shareholders of record are entitled to vote. If you are a beneficial owner of the Company’s common shares, you must provide instructions on voting to your nominee holder. In most cases, this is your broker or its nominee, and is the person that sent you this Proxy Statement and other information.

All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated on a proxy, the shares represented by that proxy will be voted in favor of the Company’s nominees for directors. Any proxy may be revoked by the record owner at any time prior to its exercise by delivering to the Company a subsequently-dated proxy or by giving notice of revocation to the Company in writing or in open meeting. A shareholder’s presence at the Annual Meeting will not by itself revoke the proxy.

The shareholders of record that are present at the Annual Meeting, whether in person or by proxy, will constitute a quorum. Consequently, the Company need not count abstentions or broker non-votes to determine whether a quorum is present. A “broker non-vote” is a term used to describe a vote that a broker or other record owner that holds shares in street name is not authorized to cast because the broker has not received voting instructions from its customer, the beneficial owner, and does not have discretion to vote without such instructions or, if the broker does have such discretion, does not cast.

Directors are elected by a plurality of votes, and thus the nominees who receive the highest number of votes will be elected (shareholders do not have the right to cumulate their votes in electing directors). As a result, assuming the nominees for director named in this proxy statement receive at least one vote and there is no competing slate of directors proposed for election, abstentions and broker non-votes will not have any effect on the election of directors.

PROPOSAL ONE: ELECTION OF DIRECTORS

At the Annual Meeting, all shares represented by proxies, unless otherwise specified, will be voted to elect the four Class II directors nominated below to a two-year term expiring in 2008. Each of the nominees presently is a director of the Company and each of the nominees has consented to be named in this proxy statement and to serve if elected. If any nominee named below as a director is unable to serve (which is not anticipated), the persons named in the proxy may vote for another nominee of their choice.

The number of Class I and Class II directors has been fixed at four each. As a result of Mr. Winslow’s resignation as a Director (and as the President and Chief Operating Officer) on March 13, 2006, he was not re-nominated by the Board of Directors. The Board has not yet identified a qualified replacement candidate to be nominated by the Board for election at the Annual Meeting. Therefore, the Board has decided to leave the director seat formerly occupied by Mr. Winslow vacant at this time. Proxies cannot be voted at the Annual Meeting for a greater number of individuals than the three nominees named in this Proxy Statement. The following is information about the three individuals nominated by the Board of Directors for election as Class II Directors:

Class II Directors

(Nominees for Election)

Name of Director, Address and Position with the Company	Age	Principal Occupation(s) During the Past Five Years	Director of the Company Since	Shares Beneficially Owned as of March 6, 2006 (1)	Percent of Class
John D. Bair 6600 Port Road Groveport, Ohio 43125 Chairman of the Board of Directors and Chief Technology and Innovation Officer	40	Chairman since May 1996. Chief Technology and Innovation Officer since March 2006. Chief Executive Officer of the Company from May 1996 to March 2006. President of the Company from 1998 to 2004. An original founder of the Company in 1989.	1989	1,360,702(2)(3)	21.4%

Thomas M. O’Leary 868 Paisley Place Worthington, Ohio 43085 Director	62	Retired from AT&T Corp./Lucent Technologies, Inc. in 1996. Business consultant since 1996. Member of Worthington City School Board from 1996 – 2001.	1996	118,000(2)	1.9%

Michael R. Sayre 6600 Port Road Groveport, Ohio 43125 Director, President and Chief Executive Officer and interim Chief Financial Officer and Treasurer	49	President and Chief Executive Officer of the Company since March 2006. Executive Vice President from 2001 to 2006, Chief Financial Officer and Treasurer from 2001 to March 2006. Served as interim Corporate Secretary of the Company from October 2003 to January 2004. Previously served on the Board of Directors and as Executive Vice President and Chief Financial Officer of LogiKeep Inc. From 1996 to 2000, was the Corporate Controller for Worthington Industries Inc. Served on the Board of Governors of a Worthington joint venture, Spartan Steel Coatings LLC, from 1997 to 2000.	2001	337,500(2)	5.2%

The following is information about directors whose terms of office continue after the Annual Meeting:

Class I Directors

(Terms Expiring in 2007)

Name of Director, Address and Position with the Company	Age	Principal Occupation(s) During the Past Five Years	Director of the Company Since	Shares Beneficially Owned as of March 6, 2006 (1)	Percent of Class
Carl J. Aschinger, Jr. 2252 Club Road Upper Arlington, Ohio 43221 Director	67	Chairman and CEO of Columbus Showcase. Has served as a senior officer of Columbus Showcase for 26 years.	2004(5)	30,000(2)	0.5%

Hugh C. Cathey 7060 Stillwater Cove Westerville, Ohio 43082 Director	55	A principal of Columbus Capital Partners, a provider of management and financial services to early-stage telecom and software companies, since June 2002. President—Western Region for Qwest Communications International’s local exchange telecom business from January 2000 – June 2002. From August 1996 – January 2000, President of Nextlink Ohio, a publicly traded competitive local exchange company (CLEC) owned by cellular phone pioneer Craig McCaw.	2001	10,000(2)	0.2%

1.	Unless otherwise indicated below, the persons listed in the foregoing two tables have the sole right to vote and to dispose of the common shares of the Company listed in that person’s name.
2.

The shares set forth in the foregoing two tables include the following numbers of shares that may be acquired by the following persons upon the exercise of stock options that are exercisable within the next 60 days:

John D. Bair	210,000
Thomas M. O’Leary	80,000
Michael R. Sayre	325,000
Carl J. Aschinger, Jr.	20,000
Hugh C. Cathey	10,000

3.	Includes 8,000 shares held by Joy S. Bair, the spouse of John D. Bair.

As of March 6, 2006, the number of shares owned by all directors, director nominees and executive officers of the Company, as a group (5 persons), was 1,856,202 (27.3%). The foregoing amount includes 645,000 shares, which may be acquired upon the exercise of options, which are currently exercisable or exercisable within 60 days of March 6, 2006. There are no material proceedings to which any director or executive officer of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Board of Directors Committees and Meetings

The Board of Directors held six (6) meetings and took action by written consent three (3) times during 2005. At least 50% of the Board of Directors is independent, as required by and defined in applicable listing standards of the American Stock Exchange. The Board of Directors has affirmatively determined that none of the independent directors has a material relationship with the Company that would interfere with the exercise of independent judgment. No director attended less than 75% of the aggregate meetings of the Board of Directors during the time such individual was a Director, and of the committees on which such director served during the time such Director was a member of such committee. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no standing nominating committee or committee performing similar functions (further information regarding the Company’s nomination policies and procedures is contained below under the caption “Nomination Process”) and no other standing committees. On July 30, 2003, the Board of Directors adopted the Code of Business Conduct and Ethics and Conflicts of Interest policy for Officers and the Board of Directors, which Code was amended by the Board on June 1, 2004 in accordance with applicable listing standards of the American Stock Exchange to be applicable to all directors, officers and employees of the Company. A copy of this amended Code of Conduct and Ethics is available on the Company’s website at www.pinnacle.com in the “Investor Relations” section.

The Board of Directors established the Compensation Committee in December 1999. The members of the Compensation Committee are Messrs. Aschinger, Cathey and O’Leary, each of whom are independent as required by and defined in applicable listing standards of the American Stock Exchange. The Compensation Committee reviews executive compensation policies and levels of compensation. The Compensation Committee held two (2) meetings during 2005.

The Board of Directors established an Audit Committee in June 2000, the functions of which are described below in the Audit Committee Report. The members of the Audit Committee are Messrs. Aschinger, Cathey and O’Leary. The Board of Directors has determined that Mr. Aschinger is an “audit committee financial expert” as defined by the Securities and Exchange Commission. The Audit Committee held five (5) meetings during 2005. All members of the Audit Committee are independent directors as required by and defined in applicable listing standards of the American Stock Exchange and by the Securities and Exchange Commission.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. All members of the Committee are independent, as required by applicable listing standards of the American Stock Exchange and by applicable laws and rules of the Securities and Exchange Commission. The Committee operates pursuant to a Charter that was last amended and restated by the Board of Directors on January 30, 2003. A copy of the current Charter is attached to this Proxy Statement as Appendix A. The Charter imposes on the Audit Committee the duties and responsibilities imposed upon audit committees generally by recent statutory and rule changes, particularly those contained in the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission rules promulgated pursuant to that Act. As set forth in the Charter, management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements contained in the Annual Report on Form 10-KSB for the Company’s 2005 fiscal year with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 90 (Codification of Statements on Auditing Standard, AU 380), as amended. The Audit Committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed the independent accountants’ independence from management and the Company.

The Audit Committee discussed with the Company’s chief financial officer and the independent auditors the overall scope and plans for the audit by the independent auditors. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the aspect of auditor independence. Members of the Committee rely without independent verification on the information provided to them on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact, independent.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the 2005 fiscal year for filing with the Securities and Exchange Commission. Consistent with the Board of Directors’ commitment to good corporate governance practices, the Committee will make a recommendation to the Board of Directors regarding the selection of the Company’s independent auditors for the 2006 fiscal year after the Company’s required securities filings for the year ended December 31, 2005 are completed.

Submitted by the Audit Committee:

Carl J. Aschinger, Jr., Chair

Hugh C. Cathey

Thomas M. O’Leary

March 16, 2006

Compensation of Directors

Directors who are employees of the Company receive no separate compensation for their services as directors. The whole Board of Directors determines compensation of the non-employee directors after receiving the recommendations of the Chief Executive Officer. Currently, non-employee directors receive a fee of $1,000 for each Board Meeting attended and $500 for each committee meeting attended, limited to six meetings per committee per year. The Audit Committee Chair, currently Mr. Aschinger, receives an additional fee of $1,500 per Audit Committee meeting and the Compensation Committee Chair, currently Mr. O’Leary, receives an additional $500 per Compensation Committee meeting, commensurate with the additional responsibilities of those positions.

Executive Compensation

The following table sets forth for the fiscal years ended December 31, 2005, 2004 and 2003, the compensation of the Company’s Chief Executive Officer and the other executive officers whose compensation exceeded $100,000 during 2005. No other executive officer of the Company received salary and bonus compensation in excess of $100,000 in the most recent completed fiscal year.

Summary Compensation Table

			Annual Compensation		Long Term Compensation
Name and Positions	Fiscal Year		Salary ($)	Bonus ($)	Securities Underlying Options/ SAR’s	All Other Compensation ($)(1)
John D. Bair Chairman of the Board of Directors and Chief Technology and Innovation Officer	2005 2004 2003	(2)	229,135 192,116 173,342	44,018 87,227 90,401	150,000 0 0	10,927 5,733 4,812

Michael R. Sayre Executive Vice President, Chief Financial Officer, Treasurer	2005 2004 2003	(3)	189,423 166,154 143,846	49,479 58,151 31,957	250,000 0 0	252 283 279

Christopher L. Winslow President and Chief Operating Officer	2005 2004 2003	(4)	218,846 166,154 160,000	78,199 116,303 38,348	250,000 25,000 25,000	168 189 186

1.

Amounts in this column for 2005 reflect (a) payment of premiums for group term life insurance for the benefit of Messrs. Bair ($216), Winslow ($168) and Sayre ($252) and (b) reimbursement of $10,711 to Mr. Bair for premiums paid by Mr. Bair for a whole life insurance policy. Amounts in this column for 2004 reflect (a) payment of premiums for group term life insurance for the benefit of Messrs. Bair ($237), Winslow ($189), Sayre ($283) and Hahn ($435), and (b) reimbursement of $5,496 to Mr. Bair for premiums paid by Mr. Bair for a whole life insurance policy. Amounts in this column for 2003 reflect (a) payment of premiums for group term life insurance for the benefit of Messrs. Bair ($232), Winslow ($186), Sayre ($279) and Hahn ($428) and (b) reimbursement of $4,580 to Mr. Bair for premiums paid by Mr. Bair for a whole life insurance policy.

2.

Mr. Bair served as Chief Executive Officer of the Company in 2005. On March 13, 2006, Mr. Bair resigned from his position as Chief Executive Officer and was appointed to the position of Chief Technology and Innovation Officer.

3.

Mr. Sayre served as Executive Vice President, Chief Financial Officer and Treasurer of the Company in 2005. On March 13, 2006, Mr. Sayre resigned from his position as Executive Vice President and was appointed to the position of Chief Executive Officer and President.

4.	Mr. Winslow resigned from his position as President and Chief Operating Officer and director of the Company on March 13, 2006.

Option Grants in Last Fiscal Year

The following table indicates information about stock options granted to the Company’s Chief Executive Officer and the executive officers named in the summary compensation table during 2005.

Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh)	Expiration Date
John D. Bair	150,000	14.7%	$3.30	2010
Christopher L. Winslow	250,000	24.4%	$3.00	2015
Michael R. Sayre	250,000	24.4%	$3.00	2015

Stock Option Exercises and Year End Option Values

The following table indicates stock option exercises during 2005 by the Company’s Chief Executive Officer and the other executive officers named in the summary compensation table, and the value as of December 31, 2005 of unexercised options:

Name	Shares Acquired on Exercise (#)	Value Realized (1)	Number of Securities Underlying Unexercised Options at 12/31/05 (#) Exercisable/ Unexercisable	Value of Unexercised in-the-Money Options at 12/31/05 (#) Exercisable/ Unexercisable (2)
John D. Bair	0	$0	210,000/0	$24,900/$0
Michael R. Sayre	0	$0	325,000/0	$86,250/$0
Christopher L. Winslow	0	$0	375,000/0	$56,000/$0

1.

Aggregate market value of the shares covered by the option less the aggregate price paid by such person. The aggregate market value of shares covered by the option was determined by the sale price of such shares, if they were sold by the executive officer immediately upon their acquisition, or, if not, by the last reported sale price of the Company shares on the American Stock Exchange on the date prior to the exercise of the option.

2.

The value of in-the-money options was determined by subtracting the exercise price from $3.00, the last reported sale price of the Company shares on the American Stock Exchange on December 30, 2005, the last trading day of 2005.

Employment Agreements

The Company has entered into an employment agreement with (a) John D. Bair, its Chairman of the Board and Chief Executive Officer until his resignation as Chief Executive Officer on March 13, 2006 and currently the Chairman of the Board and the Chief Technology and Innovation Officer, (b) Christopher L. Winslow, who until his resignation on March 13, 2006 was the President and Chief Operating Officer of the Company, and (c) Michael R. Sayre, the Executive Vice President until his resignation from such position on March 13, 2006, and currently the President and Chief Executive Officer as of March 13, 2006 and the interim Chief Financial Officer and Treasurer of the Company.

Except as specifically described below with respect to each employee regarding duties, compensation and fringe benefits, each of the employment agreements is identical as to the following material terms:

•

The term of each employment agreement is from the effective date of each agreement (January 1, 2005 in the case of Mr. Winslow and March 20, 2006 in the case of each of Messrs. Bair and Sayre) to May 1, 2010 unless earlier terminated by either party in accordance with the terms of the agreement.

•

The agreements provide for employee’s entitlement to: (a) receive an incentive cash bonus based upon factors and formulae established by the Board or its Compensation Committee; (b) annual paid vacation days that must be used or forfeited by February 15 of the following year; (c) stock options in such quantities and at such exercise prices as may be established by the Board or an option committee; (d) long-term disability payments; (e) attendance at personal executive development or experiential learning seminars that also benefit the Company; and (f) such other fringe benefits and perquisites as may be provided generally for the Company’s executive management pursuant to policies established or changed from time to time by the Board.

•

The agreements may be terminated by the employee: (a) within six (6) months of a change in control of the Company, in which case the employee shall be entitled to receive (i) continuation of his base salary and fringe benefits for one (1) year; (ii) any bonus earned and/or accrued through the date of termination; and (iii) immediate vesting of 100% of the unvested stock options held by the employee, such options being exercisable for a period at least 90 days following termination; or (b) upon voluntary resignation with not less than 30 days written notice, in which case the employee shall be entitled to receive (i) base salary and fringe benefits through the date of resignation, (ii) any bonus earned and/or accrued through the date of resignation, and (iii) retention of the right to exercise any unvested stock options in accordance with the plan under which such options were issued. In the event that the employee fails to provide at least 30 days advance written notice of his voluntary resignation, he shall not be entitled to any portion of the bonus described in clause (b)(ii) above.

•

The agreements may be terminated by the Company: (a) for cause, as defined, in which case the employee shall be entitled to receive only his base salary through the date of termination; (b) without cause, upon not less than 60 days written notice, in which case the employee shall be entitled to receive (i) continuation of his base salary and fringe benefits for 1 year, (ii) any bonus earned and/or accrued through the date of termination, and (iii) immediate vesting of 50% of the unvested stock options held by the employee, such options being exercisable for a period of at least 90 days following termination; or (c) upon the death or long-term disability of the employee.

•

The agreements also provide for noncompetition and nonsolicitation covenants from the employee during the course of his employment and for one (1) year after termination for any reason, and for a nondisclosure covenant from the employee during the course of his employment and indefinitely after termination.

•

The agreements include an assignment of intellectual property developed or conceived by the employee at any time during the term of his employment with the Company and for one (1) year after termination for any reason.

Bair Employment Agreement

In addition to the material terms described above, the employment agreement with Mr. Bair provides for: (a) an initial annual base salary of $230,000; (b) payment of life insurance premiums on a $500,000 face amount whole life insurance policy; (c) reimbursement for attendance at a technical development seminar or training of his choice for up to three (3) days during each year of the term of the employment agreement; and (d) reimbursement for expenses incurred for estate planning conducted with respect to his personal estate, provided that this shall be limited to one estate plan during the term.

Mr. Bair’s duties as the Chief Executive Officer were: (a) to continue performing substantially the same duties as he has performed for the Company in the past; (b) to be responsible for establishing and supervising the implementation of the business policies and operating programs, budgets, procedures, and directions of the Company; (c) monitoring and evaluating the effectiveness of the management of the Company; (d) implementing strategic plans for the Company; and (e) such other duties as may be assigned to him by the Board from time to time. Mr. Bair’s duties as the Chief Technology and Innovation Officer shall be: (i) responsibility for maintaining active oversight of developments in the Company’s key markets; (ii) helping the Company identify new business opportunities; and (iii) such other duties as may be assigned to him by the Chief Executive Officer from time to time.

Winslow Employment Agreement

In addition to the material terms described above, the employment agreement with Mr. Winslow provides for an initial annual base salary of $220,000.

Mr. Winslow’s duties as the Chief Operating Officer and President were: (a) responsibility for the sales, marketing, supply chain management, engineering and operations functions of the Company; (b) establishing and supervising the implementation of business policies and operating plans, programs, budgets and procedures; (c) monitoring and evaluating the effectiveness of the people under his direction; (d) implementing strategic plans for the Company; and (e) such other duties as may be assigned to him by the Chief Executive Officer from time to time.

Sayre Employment Agreement

In addition to the material terms described above, the employment agreement with Mr. Sayre provides for an initial annual base salary of $250,000 and reimbursement for expenses incurred relating to the earning of continuing professional education (CPE) hours required for continued certification as a public accountant.

Mr. Sayre’s duties as the President and Chief Executive Officer shall be: (a) establishing and supervising the implementation of the business policies and operating programs, budgets, procedures and direction of the Company; (b) monitoring and evaluating the effectiveness of the management of the Company; (c) implementing strategic plans for the Company; and (d) such other duties as may be assigned to him by the Board from time to time. Mr. Sayre’s duties as the interim Chief Financial Officer and Treasurer shall be: (i) responsibility for accounting, financial reporting and treasury operations; (ii) internal controls and audit; (iii) obtaining financing for Company operations; (iv) coordination of external audit and legal resources; and (v) such other duties as may be assigned to him by the Board from time to time.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file statements of beneficial ownership of the Company’s shares of common stock. Based on a review of the forms submitted to the Company during and with respect to its most recent fiscal year, no person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), failed to file, on a timely basis, reports required by section 16(a) of the Exchange Act during the Company’s most recent fiscal year or prior fiscal years except Ms. Palko failed to file one Form 4 in connection with an award of stock options received in 2004 and one Form 4 in connection with an award of stock options received in 2005 but such Form 4’s were subsequently filed.

Principal Holders of Voting Securities

The following table sets forth certain information with respect to persons known by the Company to own beneficially more than 5% of its common shares. Information regarding the remaining named executive officers of the Company appears in the tables included in the director and director nominee disclosure section of Proposal One:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Ownership
John D. Bair 6600 Port Road Groveport, Ohio 43125	1,360,702	(2)	21.4%

Thomas G. Berlin Berlin Financial, Ltd. 1325 Carnegie Avenue Cleveland, Ohio 44115	520,550	(3)	8.5%

1.

Beneficial ownership as of March 6, 2006. Except as otherwise indicated below, the person listed in the foregoing table has the sole right to vote and to dispose of the common shares of the Company listed in his name.

2.

Includes 210,000 shares that may be acquired by Mr. Bair upon the exercise of options that are currently exercisable or exercisable within 60 days of March 6, 2006, and 8,000 shares held by Joy S. Bair, the spouse of John D. Bair.

3.

Includes shared voting and disposition power with (a) Berlin Capital Growth, L.P. with respect to 216,020 shares, and (b) privately managed accounts of clients of Berlin Financial, Ltd. with respect to 304,530 shares.

Nomination Process

Given the relatively small size of the Company and its Board of Directors, the Company does not currently have a nominating committee. All of the Company’s directors participate in the consideration of director nominees. Although the Company does not have a charter governing the nomination of directors, it does have an explicit list of criteria that the Board uses to assess potential directors. The Company recognizes that no one individual will meet all of the criteria below, but it is the Company’s expectation that the collective Board of Directors will meet the depth and breadth of the following criteria:

•	Demonstrated personal integrity that avoids conflicts of interest and undue influence by external parties in executing board responsibilities;

•	The capacity and desire to represent the balanced, best interests of the shareholders of the Company as a whole and not primarily a special interest group or constituency;

•	Demonstrated ability to be objective in reaching decisions and disciplined in carrying a demanding workload;

•	The ability to meet the time commitment of active Board membership, which will be no less than ten (10) working days/year;

•	The ability to evaluate the Company’s financial and operating reports and to analyze the Company’s financial position;

•	A commitment to the Company and the values of the Company;

•	Knowledge of the Company’s core business;

•	Experience in and/or relationships within the Company’s industry or industries with which it deals or proposes to deal;

•	Compatibility with existing board, management, and the Company’s corporate culture;

•	Ownership of shares of the Company or willingness to become an owner of shares consistent with the Company’s guidelines;

•

Knowledge of at least one functional area of board responsibility, such as financial management, fund raising, multi-stakeholder engagement, public relations, legal, organizational development, and/or human resource management;

•	Experience in corporate governance, such as past experience as an officer or director of one or more publicly held companies;

•	Adequate business acumen and experience;

•

Status as a “financial expert” and “financially sophisticated” (with respect to any potential audit committee financial expert) as defined in applicable SEC rules and American Stock Exchange listing standards;

•	An addition to the diversity of background and experience of the board, including with respect to age, gender, race, place of residence and specialized experience;

•

Understanding of the legal framework governing corporations, sensitivity to the public responsibilities of corporations, and awareness of changing business conditions, technologies, markets, trends and opportunities; and

•

A reputation, a position, or an affiliation befitting a director of a publicly held company, and an active engagement in an occupation or profession or an otherwise regular involvement in the business, professional, or academic community.

Director nominees are recommended for the Board’s selection by any of the members of the Board of Directors, a majority of who are independent. When identifying and evaluating nominees for new directors, the Board of Directors first determines whether the nominee must or should be independent, which determination is based upon the Company’s corporate governance documents, applicable securities laws, the rules and regulations of the Securities and Exchange Commission, applicable American Stock Exchange rules, and the advice of counsel, if necessary. The Board of Directors then uses its network of contacts to compile a list of potential candidates. The Board of Directors does not use a third party to identify or evaluate potential nominees. The Board of Directors then meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

The Company will consider director candidates recommended by shareholders provided the procedures set forth below are followed by shareholders in submitting recommendations. The Company does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based upon the source of the director nomination. Any shareholder wishing to present a nomination for the office of director must do so in writing delivered to the Company’s Secretary at 6600 Port Road, Columbus, Ohio 43125, at least 14 days and not more than 50 days prior to the first anniversary of the date in the preceding year upon which proxy materials were first mailed to shareholders. Each written nomination must set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) the class and number of shares of the company which are beneficially owned by such shareholder and the person to be nominated as of the date of such shareholder’s notice and by any other shareholders known by such shareholder to be supporting such nominees as of the date of such shareholder’s notice; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the company if so elected.

The Board of Directors nominees for fiscal year 2006 (Messrs. Bair, O’Leary and Sayre) are incumbent directors, and each has been unanimously approved by the independent directors.

Shareholder Communications With The Board Of Directors

The Company’s Board of Directors has always been, and will remain, open to communications from the Company’s shareholders. Although the Board of Directors has historically had no formal process for Company shareholders to send communications to the Board, the Board at its meeting in February 2004 unanimously adopted such a process, which is described below.

If any Company shareholder desires to send a communication to the Board, such shareholder may mail any such communication, on an anonymous or named basis, to any Director or to the Company’s Corporate Secretary, Laura A. Palko, at the Company’s headquarters at 6600 Port Road, Groveport, Ohio 43125. Ms. Palko will review the communication and forward it to such Director or Directors as is appropriate. While the Board certainly makes efforts to respond to communications from the Company’s shareholders, this process will not result in, nor should it be viewed to create an obligation of, a response to any communication. Shareholder proposals must be communicated in accordance with the procedures prescribed by the applicable securities laws and otherwise pursuant to the process described in the section of this Proxy Statement captioned “Shareholder Proposals” below.

The Company’s policy with respect to Board members’ attendance at annual meetings is that each director nominee is required to attend that year’s annual meeting, although all Board members are encouraged to attend annual meetings. Last year, all of the members of the Board of Directors attended the annual meeting.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, upon the recommendation of the Audit Committee, will select the Company’s independent public accountant for the year ending December 31, 2006 after the Company’s required securities filings for the year ending December 31, 2005 are completed. The Audit Committee desires to make its recommendation to the Board of Directors after having an opportunity to fully evaluate the performance of the Company’s current auditors, which would include a review of the complete audit for the 2005 fiscal year. Hausser + Taylor LLP is performing the audit of the Company’s financial statements for the fiscal year ending December 31, 2005. Deloitte & Touche LLP performed the audit of the Company’s financial statements for prior fiscal years since 2002. A representative of Hausser + Taylor LLP is expected to be present at the Annual Meeting and to have an opportunity to make a statement if the representative desires and to respond to appropriate questions.

On May 5, 2005, the Company dismissed Deloitte & Touche LLP as the Company’s independent public accountants. The decision to dismiss Deloitte & Touche LLP was made by the Audit Committee and approved by the full Board of Directors. The reports of Deloitte & Touche LLP on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and through May 5, 2005, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their reports on the financial statements of the Company for such years.

On May 5, 2005, the Company engaged Hausser + Taylor LLP as its new independent public accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2005. The decision to engage Hausser + Taylor LLP was made by the Audit Committee and approved by the full Board of Directors. Neither the Company nor anyone on behalf of the Company consulted with Hausser + Taylor LLP regarding any of the items listed in Item 304(a)(2) of Regulation S-B.

Audit Fees

The aggregate fees billed by Hausser + Taylor LLP for professional services related to the audit of the Company’s annual statements for the fiscal year ended December 31, 2005, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for that fiscal year, were $91,850. The aggregate fees billed by Deloitte & Touche LLP for professional services related to (a) the review of the financial statements included in the Company’s Quarterly Report on Form 10-QSB for the first quarter of 2005, were $6,512 and (b) the audit of the Company’s annual statements for the fiscal year ended December 31, 2004, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for that fiscal year, were $70,000.

Audit-Related Fees

The aggregate fees billed by Hausser + Taylor LLP for professional services related to the performance of the audit or review of the Company’s financial statements that were not included under the heading “Audit Fees” above were $68,677 for the audit of 2004 and 2003 financial statements of GNP Computers, relating to the Company’s October 26, 2005 8-K/A filing reporting its acquisition of GNP Computers, in the 2005 fiscal year. The aggregate fees billed by Deloitte & Touche LLP for professional services related to the performance of the audit or review of the Company’s financial statements that were not included under the heading “Audit Fees” above were $0 in the 2004 fiscal year.

Tax Fees

The aggregate fees billed by American Express Tax & Business Services in 2004 for professional services related to tax compliance, tax advice and tax planning, were $8,430 in the 2005 fiscal year and $7,800 in the 2004 fiscal year.

All Other Fees

The aggregate fees billed by Hausser + Taylor LLP for all other services were $0 in the 2005 fiscal year. The aggregate fees billed by Deloitte & Touche LLP for all other services were $0 in the 2004 fiscal year.

Audit Committee Pre-approval Policies and Procedures

The Audit Committee’s pre-approval policies and procedures require the independent auditor to seek pre-approval by the Audit Committee of all audit and permitted non-audit services by providing a prior description of the services to be performed and specific fee and expense estimates for each such service. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee. The Audit Committee approved all of the services performed by Hausser + Taylor LLP during the 2005 fiscal year.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2007 Annual Meeting of shareholders must be received by the Company for inclusion in the proxy statement and form of proxy on or before 120 days in advance of the first anniversary of the date of this proxy statement. Proposals may be no more than 500 words long, including any accompanying supporting statement.

For any proposal that is not submitted for inclusion in next year’s proxy statement, but instead is sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on February 8, 2007 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) the Company does not receive notice of the proposal prior to the close of business on February 8, 2007.

OTHER MATTERS

Management does not know of any other matters that may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxy in accordance with their judgment on such matters.

The Company will bear the cost of soliciting proxies. In addition to the use of the mails, officers, directors, and regular employees may solicit proxies, personally or by telephone or facsimile. The Company will reimburse banks, brokers, and nominees for any out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of shares held by any banks, brokers or nominees.

/s/ Laura A. Palko
Laura A. Palko, Secretary

APPENDIX A

PINNACLE DATA SYSTEMS, INC.

(the “Company”)

AUDIT COMMITTEE CHARTER

(this “Charter”)

1.	The composition of and qualifications of members of the Audit Committee are as follows:

(a)

There shall be a committee of the Board of Directors (the “Board”) known as the Audit Committee (the “Committee”). The Committee shall be comprised entirely of independent directors, as defined by the American Stock Exchange Listing Standards, Policies and Requirements and the Sarbanes-Oxley Act of 2002, as amended and applicable, (the “AMEX Rules” and the “S-O Act”, respectively), each of whom shall not be an affiliated person of the Company, or any subsidiary thereof, and shall be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment of the Committee member.

(b)

The Board shall determine the number of members comprising the Committee, but in no event shall the Committee consist of less than three independent directors. The Committee members may designate one member to serve as Chairman. The Board shall require Committee members to have accounting, financial or business expertise in accordance with applicable law and the AMEX Rules, as they may be amended from time to time. The Committee members shall be appointed by the Board and shall serve terms of such length as the Board may determine. Committee members shall serve at the pleasure of the full Board.

2.	The purposes of the Committee are:

(a)	to oversee the Company’s accounting, financial reporting and disclosure policies and practices, and to retain indirect oversight of its internal controls;

(b)	to oversee the quality and objectivity of the Company’s financial statements and the independent audit thereof;

(c)	to appoint, oversee and terminate, as appropriate, independent auditors and to evaluate and approve the provision of services by registered public accounting firms;

(d)	to ascertain and monitor the independence and objectivity of the Company’s independent auditors;

(e)	to establish and maintain procedures for the receipt and treatment of concerns and complaints regarding the Company’s accounting and auditing matters; and

(f)	to act as a liaison between the Company’s independent auditors and the Board.

The primary function of the Committee is the oversight of the Company’s auditing process. It is the responsibility of management to maintain appropriate systems for accounting and the independent auditors’ responsibility to plan and perform a proper audit. The independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company’s shareholders. The Committee has the direct authority and responsibility to select, evaluate and, where appropriate, to replace the independent auditors, or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement.

3.	As appropriate, the Committee shall periodically review the Committee’s governance procedures and this Charter and shall recommend any appropriate changes to the Board.

4.	To carry out its purposes, the Committee shall have the following duties and powers:

(a)

To be directly responsible for the appointment, compensation, termination and oversight of the work of any registered public accounting firm employed by the Company, including the resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work. Each such auditor shall report directly to the audit committee.

(b)	To establish procedures for and determine pre-approvals and approvals for all audit and non-prohibited non-audit services as required by the S-O Act.

(c)

To assess and evaluate the independence of the auditors by (i) receiving and reviewing the specific formal written statement of the auditors delineating all relationships between the auditors and the Company, its officers, subsidiaries and affiliates and each non-audit service provided to the Company by the auditors consistent with Independence Standards Board Standard 1 (“ISBS No. 1”), as amended, and (ii) actively engaging in dialogue with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor, and (iii) taking or recommending that the full board of directors take, appropriate action to oversee the independence of the independent auditor.

(d)

To meet with the Company’s independent auditors, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the role of the Committee and its direct oversight of the independent auditors and audit process; (ii) to discuss critical accounting policies and practices and any alternative treatments; (iii) to discuss any matters of concern relating to the Company’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iv) to consider the independent auditors’ comments with respect to the Company’s financial policies, reporting procedures, internal accounting controls and management’s responses thereto; (v) to review the form of opinion the independent auditors propose to render to the Board and shareholders; (vi) to discuss the matters required to be discussed by Statements on Auditing Standards No. 61 (“SAS 61”) relating to the conduct of the audit; and (vii) to disclose and discuss any and all other material matters relating to accounting, audit and related disclosure matters;

(e)	To consider the effect upon the Company of any changes in accounting principles or practices proposed by management, the Board or any Committee of the Board, or the independent auditors;

(f)

To review with management and the independent auditors the financial statements to be contained in the Company’s annual report to shareholders, prior to release of year-end earnings and the filing of such statements with the Commission;

(g)

To prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement. The report shall state that the Committee has reviewed and discussed the audited financial statements with management and whether the Committee recommends that such statements be included in the Company’s annual report; discussed with the independent auditors their independence and the matters required to be discussed by SAS 61, as it may be modified or supplemented; and received from the independent auditors the written disclosures and letter required by ISBS No. 1, as it may be modified and supplemented, in addition to any and all required disclosures under the S-O Act, as applicable;

(h)

To meet with the independent auditors privately and without members of management present to discuss, among other things, the auditor’s evaluation of the Company’s accounting personnel, procedures and practices;

(i)

To require the independent auditors to submit to the Company, annually, a formal written statement of the fees billed for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company’s annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for that fiscal year; and (ii) all other services rendered by the independent auditors for the most recent fiscal year, in the aggregate and by each service;

(j)

To consider the effect of the independent auditors’ provision of non-audit services, not otherwise prohibited under the S-O Act or applicable law, if any, to the Company on the independence of the independent auditors (it being understood that the audit committee will rely on the accuracy of the information provided by the independent auditors as to the services provided and the fees paid and will rely on the representations of management in connection with such consideration);

(k)

To establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or audit matters, and to advance the policy of the Company of encouraging full disclosure and timely treatment of any and all concerns relating to financial, accounting, audit and disclosure matters, and prohibiting any discrimination against persons raising such matters;

(l)	To directly oversee all related party transactions entered into by the Company;

(m)	To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary and appropriate; and

(n)	To review such other matters as may be appropriately delegated to the Committee by the Board.

5.	The Committee shall meet at least quarterly, and at such other times and from time to time as it deems appropriate, and is empowered to hold special meetings as circumstances require.

6.	The Committee shall meet as may be appropriate with the Chief Financial Officer of the Company and any other officers as circumstances may require.

7.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain independent counsel and other experts or consultants at the expense of the Company.

8.

In addition to the duties stated in this Charter, the Committee shall undertake such additional activities within the scope of its primary function as the Committee may from time to time determine or as may otherwise be required by law, the Company’s Articles of Incorporation (“Articles”), Code of Regulations (“Code”) or the Board.

9.

The Company shall indemnify, in accordance with and to the fullest extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceedings, whether civil, criminal, administrative or investigative, (including, without limitation, an action by or in the right of the Company) by reason of his or her acting as a member of the Committee against any liability or expense actually or reasonably incurred by such person; provided that the member acted in good faith and in a manner he or she reasonably believed to be lawful and in or not opposed to the best interests of the Company. This right to indemnity held by the members of the Committee is in addition to any other remedies afforded the members under the Company’s Articles or Code.

10.

The material in this Charter is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, whether made before or after the date this Charter is first included in the Company’s annual proxy statement filed with the Commission and irrespective of any general incorporation language in such filing.

11.	This Charter shall be construed in accordance with and governed by the laws of the State of Ohio.

12.	This Charter may not be amended, modified or supplemented except by a writing signed and adopted by a majority of the then incumbent members of the Committee and approved by the Board.

Amended and Restated
By the Audit Committee:	January 30, 2003
By the Board of Directors:	January 30, 2003

☐	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees for Class II Directors.

	For	Withhold		For	Withhold
01 - John D. Bair	☐	☐	03 - Michael R. Sayre	☐	☐

	For	Withhold
02 - Thomas M. O’Leary	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide FULL title as such.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy – PINNACLE DATA SYSTEMS, INC.

2006 ANNUAL MEETING

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John D. Bair and Michael R. Sayre, and each of them, with full power of substitution, proxies to vote and act with respect to all common shares, without par value (the “Shares”), of Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Blue Moon Event Center located at 1604 Gateway Circle, Grove City, Ohio 43123 on Thursday, May 4, 2006, at 10:00 a.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if present in person, on the proposals listed on the reverse side and any other matters that may properly come before the Annual Meeting.